                                   FIRST AMENDMENT
                                         TO
                                CERTIFICATE OF TRUST
                                         OF
                               PRUDENTIAL 20/20 FUND


     This First Amendment to the Certificate of Trust (the "Certificate") of Prudential 20/20 Fund (the "Business Trust"), is being executed as of
February 19, 1998, for the purpose of amending the terms of the Certificate, as originally filed in the Office of the Secretary of the State of Delaware on December 18, 1997, to reflect the change in current paragraph FIRST giving the name of the Business Trust.

     NOW, THEREFORE, the undersigned do hereby certify as follows:

     1. The Certificate is hereby amended by changing current paragraph FIRST as follows:

          "FIRST:  The name of the Business Trust is Prudential 20/20 Focus
          Fund."

     2. This First Amendment to the Certificate shall become effective immediately.

     3. Except as amended pursuant to the foregoing paragraph, the Certificate is hereby ratified and confirmed in all respects.

     IN WITNESS WHEREOF, the undersigned, being Trustees of the Business Trust, have duly executed this Amendment to the Certificate as of the day and year first above written.

/s/ Edward D. Beach
------------------------------
    Edward D. Beach

/s/ Delayne Dedrick Gold
------------------------------
    Delayne Dedrick Gold

/s/ Robert F. Gunia
------------------------------
    Robert F. Gunia

/s/ Douglas H. McCorkindale
------------------------------
    Douglas H. McCorkindale

/s/ Mendel A. Melzer
------------------------------
    Mendel A. Melzer

/s/ Thomas T. Mooney
------------------------------
    Thomas T. Mooney

/s/ Stephen P. Munn
------------------------------
    Stephen P. Munn

/s/ Richard A. Redeker
------------------------------
    Richard A. Redeker

/s/ Robin B. Smith
------------------------------
    Robin B. Smith

/s/ Louis A. Weil, III
------------------------------
    Louis A. Weil, III

/s/ Clay T. Whitehead
------------------------------
    Clay T. Whitehead